MERRILL LYNCH
PHOENIX
FUND, INC.









FUND LOGO








Quarterly Report

October 31, 1996



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch Phoenix Fund, Inc. is not related to Phoenix Home Life Mutual Life Insurance Company or any of its subsidiaries or affiliates, including The Phoenix Series Fund.

Merrill Lynch
Phoenix Fund, Inc.
Box 9011
Princeton, NJ
08543



Printed on post-consumer recycled paper





MERRILL LYNCH PHOENIX FUND, INC.



DEAR SHAREHOLDER


Investor perceptions regarding the direction of the US economy shifted over the course of the three-month period ended October 31, 1996. As the quarter began, concerns of an overheating economy and spiraling inflation dominated the financial markets as investors focused on the increasing possibility of monetary policy tightening by the Federal Reserve Board. However, as it became apparent that inflationary pressures were still under control--and when the Federal Reserve Board did not tighten monetary policy at its September 24 meeting--the investment outlook became more positive. These developments, coupled with several economic data releases that showed growth was at or below expectations, helped to assuage investors' concerns about an overheating economy. Stock and bond prices improved, with most broad-based stock market averages reaching historic high levels. However, one factor potentially overshadowing investor enthusiasm is the possibility that corporate profits may have peaked for this economic cycle.

The US economy clearly has slowed from its strong growth rate during the first half of 1996. Gross domestic product growth is slowing, labor cost pressures are subsiding, consumer confidence is easing, and commodity prices are dropping. Investors are also anticipating that President Clinton's re-election, combined with continued Republican majorities in the House of Representatives and the Senate, will prove positive for the nation's budget deficit. As 1996 draws to a close, investors are likely to continue to focus on the economy. Evidence of continued growth at a non-inflationary pace would be positive for the US capital markets.

Portfolio Matters
Merrill Lynch Phoenix Fund, Inc.'s Class A, Class B, Class C and
Class D Shares had total returns +3.85%, +3.61%, +3.63% and +3.79%, respectively, for the three-month period ended October 31, 1996.

Historically, a late-cycle stock market advance has afforded few new investment opportunities for the Fund, since it becomes difficult to find stocks trading at depressed valuations. However, the current advance has been limited to a narrow universe of larger-capitalization growth stocks. Therefore, we were able to add a number of new positions to the portfolio during the October quarter.

McDermott International, Inc. is a leading producer of generating systems and marine construction platforms. However, to date the company has been best known for its substantial dividend and anemic earnings results. Although the company's common stock has been attractively valued for some time, we were hesitant to establish a position in the company prior to a cut in its excessive dividend. During the quarter, the dividend was cut and McDermott's long-time chief executive officer announced his retirement. We believe that new management can now concentrate on increasing returns by rationalizing businesses and leveraging the company's dominant market shares.

It is rare that we find common stock as undervalued as that of Scitex Corporation Ltd., an Israeli manufacturer of digital information systems used in the printing and publishing industries. The company's shares sell at one times book value per share. In addition, Scitex has a significant net cash position, and turned down a takeover bid this year at a per share price that was three times greater than current levels. We expect the company will take drastic actions to stop the losses at its graphic arts division. Once these actions are taken, we believe that other investors will come to recognize that the company's shares are undervalued, based on the fast growth and high profitability of its digital printing business.

A number of corporate mergers and acquisitions that affected Fund holdings were completed during the October quarter. One portfolio holding, Automated Security Holdings PLC, was acquired for the stock of ADT Ltd., another portfolio holding, creating the largest electronic security company in the United States and the United Kingdom. We continue to maintain a sizable position in the combined company as we remain bullish on the future of the electronic security industry. Fund holding Applied Bioscience International Corp. merged into Pharmaceutical Product Development Inc. to become the third-largest clinical research organization in the world. This fast-growing industry, which provides research to drug companies on potential new products, typically trades at very extended price/earnings ratios. Since Pharmaceutical Product's valuation is currently at a severe discount to its peer group, we anticipate maintaining our current position.

On the sell side, we liquidated our holdings in Sensormatic Electronics Corp., Storage Technology Corp. and Roosevelt Financial Group Inc. Sensormatic Electronics and Storage Technology were relatively small positions that appreciated significantly in a short period of time. Roosevelt Financial was having such a difficult time navigating through its turnaround that we decided to realize a small profit now and reexamine the company at a later date.

We continued to add significantly to our existing positions that were meeting our expected turnaround timetables but were not being rewarded with higher valuations by the marketplace. Mesa Air Group, Inc., Computervision Corp., Amdahl Corp. and Tandem Computers, Inc. have all demonstrated substantial earnings improvements during the course of the year, yet their stocks were at or below the levels at which we initiated positions. We continue to believe that the tangible improvements that are occurring within these companies cannot be ignored indefinitely. Eventually, we believe that other investors will recognize these companies for the earnings growth they can deliver.

Since the high-yield/distressed securities markets continue to be expensive relative to historic levels, we made no significant changes in these holdings during the quarter. Given the high valuations that persist in this area, we do not expect to add substantially to our high-yield/distressed holdings in the near future.

In Conclusion
Although year-end portfolio repositioning led to a difficult environment for deeply out-of-favor stocks in the October quarter, we are encouraged by the improved fundamental performance for a number of our larger holdings. We expect that share valuations will increase for many companies represented in the portfolio once their improved earnings levels become more predictable.

We thank you for your continued investment in Merrill Lynch Phoenix Fund, Inc., and we look forward to reviewing our outlook and strategy with you again in our next report to shareholders.

Sincerely,





(Arthur Zeikel)
Arthur Zeikel
President





(Robert J. Martorelli)
Robert J. Martorelli
Vice President and Portfolio Manager




December 2, 1996




PERFORMANCE DATA



About Fund Performance


Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Recent Performance Results
                                                                                        12 Month        3 Month
                                                       10/31/96    7/31/96  10/31/95    % Change       % Change
ML Phoenix Fund, Inc. Class A Shares*                    $12.38     $13.37    $12.70    + 3.84%(1)    - 1.38%(2)
ML Phoenix Fund, Inc. Class B Shares*                     12.02      12.99     12.42    + 3.27(1)     - 1.27(2)
ML Phoenix Fund, Inc. Class C Shares*                     11.95      12.92     12.35    + 3.29(1)     - 1.28(2)
ML Phoenix Fund, Inc. Class D Shares*                     12.37      13.35     12.69    + 3.84(1)     - 1.30(2)
Dow Jones Industrial Average**                         6,029.38   5,528.91  4,755.48    +26.79        + 9.05
Standard & Poor's 500 Index**                            705.27     639.95    581.50    +21.28        +10.21
ML Phoenix Fund, Inc. Class A Shares--Total Return*                                     +11.11(3)     + 3.85(4)
ML Phoenix Fund, Inc. Class B Shares--Total Return*                                     + 9.95(5)     + 3.61(6)
ML Phoenix Fund, Inc. Class C Shares--Total Return*                                     +10.01(5)     + 3.63(6)
ML Phoenix Fund, Inc. Class D Shares--Total Return*                                     +10.86(7)     + 3.79(8)
Dow Jones Industrial Average--Total Return**                                            +29.75        + 9.69
Standard & Poor's 500 Index--Total Return**                                             +24.07        +10.85

  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
 **An unmanaged broad-based index comprised of common stocks. Total investment returns for unmanaged indexes are based on estimates.
(1)Percent change includes reinvestment of $0.795 per share capital gains distributions.
(2)Percent change includes reinvestment of $0.794 per share capital gains distributions.
(3)Percent change includes reinvestment of $0.897 per share ordinary income dividends and $0.795 per share capital gains distributions.
(4)Percent change includes reinvestment of $0.688 per share ordinary income dividends and $0.794 per share capital gains distributions.
(5)Percent change includes reinvestment of $0.808 per share ordinary income dividends and $0.795 per share capital gains distributions.
(6)Percent change includes reinvestment of $0.625 per share ordinary income dividends and $0.794 per share capital gains distributions.
(7)Percent change includes reinvestment of $0.866 per share ordinary income dividends and $0.795 per share capital gains distributions.
(8)Percent change includes reinvestment of $0.669 per share ordinary income dividends and $0.794 per share capital gains distributions.

Performance Summary--Class A Shares
                                     Net Asset Value     Capital Gains
Period Covered                   Beginning      Ending    Distributed   Dividends Paid*  % Change**
11/1/82--12/31/82                  $ 9.35      $ 9.60          --            --           + 2.67%
1983                                 9.60       11.69       $ 0.470        $0.370         +31.05
1984                                11.69       10.65         1.520         0.620         + 9.93
1985                                10.65       12.00         0.980         0.710         +30.28
1986                                12.00       12.39         1.010         0.610         +16.92
1987                                12.39       10.50         1.551         0.676         + 0.95
1988                                10.50       11.78         1.790         0.329         +33.18
1989                                11.78       12.49         0.428         0.508         +13.87
1990                                12.49        8.08         1.623         0.396         -20.66
1991                                 8.08        9.90         0.645         0.494         +37.01
1992                                 9.90       11.73         0.057         0.670         +26.69
1993                                11.73       13.45         0.820         0.826         +29.54
1994                                13.45       11.15         0.729         0.777         - 6.48
1995                                11.15       12.90         0.183         0.528         +21.86
1/1/96--10/31/96                    12.90       12.38         0.794         0.688         + 7.63
                                                            -------        ------
                                                      Total $12.600  Total $8.202

                                                 Cumulative total return as of 10/31/96: +654.84%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not include sales charge; results would be lower if sales charge was included.

Performance Summary--Class B Shares
                                     Net Asset Value     Capital Gains
Period Covered                   Beginning      Ending    Distributed   Dividends Paid*  % Change**
10/21/88--12/31/88                 $11.96      $11.77        $0.086        $0.144         + 0.35%
1989                                11.77       12.45         0.428         0.409         +12.78
1990                                12.45        8.06         1.623         0.271         -21.54
1991                                 8.06        9.83         0.645         0.429         +35.66
1992                                 9.83       11.55         0.057         0.639         +25.37
1993                                11.55       13.24         0.820         0.661         +28.23
1994                                13.24       10.95         0.729         0.657         - 7.40
1995                                10.95       12.62         0.183         0.432         +20.68
1/1/96--10/31/96                    12.62       12.02         0.794         0.625         + 6.65
                                                             ------        ------
                                                       Total $5.365  Total $4.267

                                                 Cumulative total return as of 10/31/96: +130.80%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.



PERFORMANCE DATA (concluded)

Performance Summary--Class C Shares

                                     Net Asset Value     Capital Gains
Period Covered                   Beginning      Ending    Distributed   Dividends Paid*  % Change**
10/21/94--12/31/94                 $12.31      $10.91        $0.314        $0.172         - 7.35%
1995                                10.91       12.55         0.183         0.454         +20.67
1/1/96--10/31/96                    12.55       11.95         0.794         0.625         + 6.68
                                                             ------        ------
                                                       Total $1.291  Total $1.251

                                                  Cumulative total return as of 10/31/96: +19.27%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.

Performance Summary--Class D Shares
                                     Net Asset Value     Capital Gains
Period Covered                   Beginning      Ending    Distributed   Dividends Paid*  % Change**
10/21/94--12/31/94                 $12.57      $11.16        $0.314        $0.186         - 7.17%
1995                                11.16       12.91         0.183         0.502         +21.61
1/1/96--10/31/96                    12.91       12.37         0.794         0.669         + 7.33
                                                             ------        ------
                                                       Total $1.291  Total $1.357

                                                  Cumulative total return as of 10/31/96: +21.17%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not include sales charge; results would be lower if sales charge was included.

Average Annual Total Return


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 9/30/96                        + 5.59%        + 0.04%
Five Years Ended 9/30/96                  +15.41         +14.17
Ten Years Ended 9/30/96                   +13.29         +12.68
[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 9/30/96                        + 4.53%        + 0.84%
Five Years Ended 9/30/96                  +14.22         +14.22
Inception (10/21/88)
through 9/30/96                           +11.32         +11.32
[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 9/30/96                        + 4.56%        + 3.64%
Inception (10/21/94)
through 9/30/96                           +10.37         +10.37
[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 9/30/96                        + 5.34%         -0.19%
Inception (10/21/94)
through 9/30/96                           +11.24          +8.20
[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


SCHEDULE OF INVESTMENTS
                                                                                                                    Percent of
Industry                     Shares Held                Investments                        Cost            Value    Net Assets

Discount to Assets
Computer Services                577,500   Scitex Corporation Ltd. (Ordinary)          $  6,179,365     $  5,702,813    0.8%

Conglomerates                  1,600,000   Hanson PLC (ADR)*                             13,997,014       10,200,000    1.4

                                           Total Discount to Assets                      20,176,379       15,902,813    2.2

Earning Turnarounds

Airlines                       1,780,000   Mesa Air Group, Inc.                          13,369,447       16,465,000    2.3

Banking & Financial              900,000   Dime Bancorp, Inc.                             9,724,968       13,387,500    1.8

Cable                          2,200,000   Century Communications Corp.                  18,177,184       14,575,000    2.0

Computer Hardware              2,780,600   Tandem Computers, Inc.                        33,761,818       35,105,075    4.9

Consumer Products              2,000,000   The Topps Co., Inc.                           12,396,631        7,625,000    1.0

Diversified                      500,000   Specialty Equipment Companies Inc.             4,937,500        6,187,500    0.9

Energy Related                 1,162,500   Marine Drilling Co., Inc.                      9,635,938       15,839,063    2.2
                                 867,000   Total Petroleum (North America) Ltd.           9,146,819        8,344,875    1.2

Environmental                    792,000   Matrix Service Co.                             6,793,408        4,752,000    0.7
                                 500,000   TETRA Technologies, Inc.                       3,353,304       10,437,500    1.4

Health Care                    1,140,400   NeoRx Corp.                                    7,231,038        5,488,175    0.8
                                 500,000   Perrigo Co.                                    5,864,323        4,625,000    0.6

Home Builders                    839,000   NVR, Inc.                                      4,764,596        7,918,063    1.1

Industrial Services            1,407,670   Anacomp, Inc.                                  9,137,200       11,613,278    1.6

Leisure &                      1,625,000   CST Entertainment Imaging, Inc.                3,593,312          304,687    0.0
Entertainment                    900,000   CST Entertainment Imaging, Inc.
                                           (Restricted)                                     675,000          135,000    0.0

Restaurants                      965,519   Houlihan's Restaurant Group, Inc.              3,468,750        5,310,354    0.7

Retail                         3,720,000   CML Group, Inc.                               22,218,662       18,135,000    2.5
                                 900,000   Charming Shoppes, Inc.                         5,132,127        4,106,250    0.6

Semiconductor                  1,475,000   Integrated Device Technology, Inc.            16,188,438       11,984,375    1.7
                                 644,200   VLSI Technology, Inc.                          8,099,034       11,031,925    1.5

Telecommunications               900,000   DSC Communications Corp.                      21,026,884       12,487,500    1.7

Telecommunications               195,000   Tekelec Inc.                                   1,794,293        2,851,875    0.4
Equipment

                                           Total Earning Turnarounds                    230,490,674      228,709,995   31.6


Financial Restructuring


Real Estate                      625,000   Resurgence Properties Inc.                     5,468,750        5,312,500    0.7

Retail                           443,361   Zale Corp. Litigation Limited Partnership
                                           Shares                                                 0                0    0.0

Textiles                         330,706   The Bibb Co.                                   2,303,833        2,811,001    0.4

                                           Total Financial Restructuring                  7,772,583        8,123,501    1.1


SCHEDULE OF INVESTMENTS (continued)
                             Face Amount/                                                                           Percent of
Industry                     Shares Held                Investments                        Cost            Value    Net Assets

High Yield
Cable                        $ 5,910,000   Scott Cable, Subordinated Debentures,
                                             12.25% due 4/15/2001                      $  4,626,300     $  4,018,800    0.6%

Consumer Products            $ 2,500,000   Town & Country Corporation, Senior
                                             Subordinated Notes, 13% due 5/31/1998        2,125,000        1,950,000    0.3

Energy                       $17,100,000   WRT Energy Corp., Senior Notes, 13.875%
                                             due 3/01/2002                               13,955,500        6,327,000    0.9

Home Builders                $27,500,000   Baldwin Homes, Series B, 10.375% due
                                             8/01/2003                                   12,495,500       11,000,000    1.5

Leisure &                    $11,500,000   Bally's Health & Tennis Corporation,
Entertainment                                Senior Subordinated Notes, 13% due
                                             1/15/2003                                    9,219,375       10,407,500    1.4
                             $ 5,000,000   Genmar Holdings, Inc., Senior
                                             Subordinated Notes, 13.50% due 7/15/2001     5,000,000        4,850,000    0.7
                                 377,854   Live Entertainment Inc., 5% Convertible
                                             Preferred (Series B)                         1,872,880        3,164,527    0.4
                             $ 7,500,000   Live Entertainment Inc., Senior
                                             Subordinated Notes, 12% due 3/23/1999        5,643,750        7,125,000    1.0

Printing &                   $ 8,255,400   San Jacinto Holdings Inc., Senior
Publishing                                   Subordinated Notes, 12% due 12/31/2002       5,568,673        6,439,212    0.9

Retail                       $ 2,250,000   Duane Reade Corporation, Senior Notes,
                                             12% due 9/15/2002                            1,980,000        2,182,500    0.3

Supermarkets                 $   500,000   Farm Fresh Inc., 12.25% Senior Notes due
                                             10/01/2000                                     400,000          400,000    0.1

Textiles                     $ 9,000,000   JPS Textile Group Inc., Subordinated
                                             Debentures, 7% due 5/15/2000                   990,000          922,500    0.1
                             $14,000,000   JPS Textile Group Inc., Subordinated
                                             Notes, 10.25% due 6/01/1999                  8,122,517        8,260,000    1.1

                                           Total High Yield                              71,999,495       67,047,039    9.3


Operational Restructuring


Cable                            725,000   Cox Communications, Inc. (Class A)            12,227,083       13,412,500    1.9
                               1,200,000   US West Media Group                           22,638,280       18,750,000    2.6

Chemicals                        114,286   Millennium Chemicals Inc.                      3,117,959        2,314,286    0.3

Computer Hardware              3,100,000   Amdahl Corp.                                  26,643,070       31,775,000    4.4
                                 600,000   Apple Computer, Inc.                          14,191,950       13,800,000    1.9

Computer Software              2,168,400   Borland International, Inc.                   28,502,324       10,977,525    1.5
                               3,353,600   Computervision Corp.                          21,122,993       30,182,400    4.2
                               1,525,000   Novell Inc.                                   19,015,471       14,106,250    2.0

Diversified                    1,000,000   ADT Ltd. (ADR)* (a)                            7,621,653       19,750,013    2.7
                                 407,500   National Patent Development Corp.              5,552,754        3,209,062    0.4

Energy Related                   600,000   McDermott International, Inc.                 11,409,070       10,650,000    1.5
                               1,000,000   Oryx Energy Co.                               12,925,893       19,250,000    2.7

Engineering                      699,598   EMCOR Group, Inc.                              5,558,588       10,231,621    1.4


SCHEDULE OF INVESTMENTS (concluded)
                                                                                                                    Percent of
Industry                     Shares Held                Investments                        Cost            Value    Net Assets

Operational Restructuring (concluded)
Environmental                    465,000   Allwaste Inc.                               $  2,276,591     $  2,150,625    0.3%
                               1,000,000   Laidlaw, Inc. (Non-Voting) (Class B)
                                             (ADR)*                                       9,190,881       11,750,000    1.6

Health Care                    2,800,000   Community Psychiatric Centers, Inc.           26,595,165       24,850,000    3.4
                                 925,000   Pharmaceutical Product Development
                                           Inc. (b)                                      12,420,546       17,690,620    2.5
                               2,500,000   Unilab Corp.                                  10,387,527        1,562,500    0.2

Insurance                      1,060,600   Reliance Group Holdings, Inc.                  5,718,745        8,749,950    1.2

Retail                           600,000   The Limited, Inc.                             10,445,004       11,025,000    1.5
                               1,000,000   Woolworth Corp.                               11,562,786       21,000,000    2.9

Semiconductor                    982,100   National Semiconductor Corp.                  14,844,287       18,905,425    2.6

Steel                            900,000   WHX Corp.                                      9,566,309        7,537,500    1.1

                                           Total Operational Restructuring              303,534,929      323,630,277   44.8

                                           Total Investments                            633,974,060      643,413,625   89.0


                             Face Amount         Short-Term Investments

Commercial Paper**           $37,897,000   General Electric Capital Corp., 5.56%
                                             due 11/01/1996                              37,897,000       37,897,000    5.2
                              30,000,000   Goldman Sachs Group L.P., 5.25% due
                                             11/08/1996                                  29,969,375       29,969,375    4.2
                               5,000,000   International Securitization Corp.,
                                             5.26% due 11/20/1996                         4,986,119        4,986,119    0.7
                               3,000,000   Three Rivers Funding Corp., 5.26% due
                                             11/20/1996                                   2,991,672        2,991,672    0.4
                               5,500,000   Transamerica Corp., 5.26% due 12/03/1996       5,474,284        5,474,284    0.8

                                           Total Short-Term Investments                  81,318,450       81,318,450   11.3

Total Investments                                                                      $715,292,510      724,732,075  100.3
                                                                                       ============
Liabilities in Excess of Other Assets                                                                     (2,178,317)  (0.3)
                                                                                                        ------------  ------
Net Assets                                                                                              $722,553,758  100.0%
                                                                                                        ============  ======

Net Asset                     Class A--Based on net assets of $277,642,726 and 22,422,322
Value:                        shares outstanding                                                        $      12.38
                                                                                                        ============
                              Class B--Based on net assets of $377,941,987 and 31,437,594
                              shares outstanding                                                        $      12.02
                                                                                                        ============
                              Class C--Based on net assets of $15,557,978 and 1,302,053
                              shares outstanding                                                        $      11.95
                                                                                                        ============
                              Class D--Based on net assets of $51,411,067 and 4,154,820
                              shares outstanding                                                        $      12.37
                                                                                                        ============

  *American Depositary Receipts (ADR).
 **Commercial Paper is traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.
(a)Automated Security Holdings PLC was acquired by ADT Ltd.
(b)Applied Bioscience International Corp. was acquired by
   Pharmaceutical Product Development Inc.



PORTFOLIO INFORMATION



For the Quarter Ended October 31, 1996

                                  Percent of
Ten Largest Holdings              Net Assets

Tandem Computers, Inc.                4.9%
Amdahl Corp.                          4.4
Computervision Corp.                  4.2
Community Psychiatric Centers, Inc.   3.4
Woolworth Corp.                       2.9
ADT Ltd. (ADR)                        2.7
Oryx Energy Co.                       2.7
National Semiconductor Corp.          2.6
US West Media Group                   2.6
CML Group, Inc.                       2.5


                                  Percent of
Five Largest Industries           Net Assets

Computer Hardware                    11.2%
Retail                                7.8
Computer Software                     7.7
Energy Related                        7.6
Health Care                           7.5

                                  Percent of
Asset Mix                         Net Assets

Stocks                               80.1%
Bonds                                 8.9
Cash & Cash Equivalents              11.0*

[FN]
*Net of liabilities in excess of other assets.


 Additions (Equity Investments)

*Anacomp Inc. (Rights)
*Banyan Systems Inc.
 The Bibb Co.
 Charming Shoppes, Inc.
*Imperial Tobacco Group PLC (ADR)
 McDermott International, Inc.
 Millennium Chemicals Inc.
 Scitex Corporation Ltd. (Ordinary)



 Deletions (Equity Investments)

*Anacomp Inc. (Rights)
*Banyan Systems Inc.
*Imperial Tobacco Group PLC (ADR)
 NVR, Inc. (Warrants)
 Roosevelt Financial Group Inc.
 Sensormatic Electronics Corp.
 Signet Group PLC, Series C (Variable Term
  Preferred Shares)
 Signet Group PLC, Series D (Variable Term
  Preferred Shares)
 Storage Technology Corp.
 Tyco Toys, Inc., Convertible Preferred (Series C)
 U.S. Trails, Inc.

[FN]
*Added and deleted in the same quarter.




OFFICERS AND DIRECTORS

Arthur Zeikel, President and Director
Joe Grills, Director
Walter Mintz, Director
Robert S. Salomon Jr., Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
Donald C. Burke, Vice President
Robert J. Martorelli, Vice President and
 Portfolio Manager
Gerald M. Richard, Treasurer
Robert Harris, Secretary

Custodian
The Chase Manhattan Bank, N.A.
Global Securities Services
4 Chase MetroTech Center, 18th Floor
Brooklyn, New York 11245

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484
(800) 637-3863